                                                                    EXHIBIT 10.1

LAW OFFICES OF GEORGE DONALDSON
GEORGE DONALDSON (79971)
DANIEL B. HARRIS (117230)
350 California Street, Suite 1750
San Francisco, CA 94104
Telephone: 415/394-8500

Settlement Counsel and
Attorneys for Plaintiffs



                          UNITED STATES DISTRICT COURT

                    FOR THE NORTHERN DISTRICT OF CALIFORNIA


JACK OLIVE, JONATHAN NOBLE,        )    Case No. C 89 4331 MHP
M.D., JOHN P. PEDJOE AND           )
ALLSOP, INC. PROFIT SHARING        )    DERIVATIVE ACTION
PLAN & TRUST, on behalf of         )
themselves and all                 )    SECOND AMENDMENT TO THE
others similarly situated and      )    MODIFICATION OF STIPULATION OF
derivatively on behalf of          )    SETTLEMENT
NATIONAL INCOME REALTY TRUST,      )    ------------------------------
a California business trust,       )
CONTINENTAL MORTGAGE AND EQUITY    )
TRUST, a California business       )
trust, TRANSCONTINENTAL REALTY     )
INVESTORS, a California            )
business trust, and INCOME         )
OPPORTUNITY REALTY TRUST, a        )
California                         )
business trust,                    )
                                   )
                    Plaintiffs,    )
                                   )
     vs.                           )
                                   )
GENE E. PHILLIPS; WILLIAM S.       )
FRIEDMAN; RICHARD N. LAPP;         )
MICHAEL E. SMITH; WILLIE K.        )
DAVIS; RAYMOND V. J. SCHRAG;       )
RANDALL K. GONZALEZ; JAMES W.      )
HAMMOND, JR.; NATIONAL REALTY      )
ADVISORS, INC., a Texas            )
corporation; NATIONAL REALTY,      )
L.P.,                              )
                                   )
    -- caption continues --        )
                                   )
---------------------------------  )


SECOND AMENDMENT TO THE MODIFICATION OF STIPULATION OF SETTLEMENT
a Delaware limited partnership; )
AMERICAN REALTY TRUST, INC., a  )
Georgia corporation; NATIONAL   )
OPERATING L.P., a Delaware      )
limited partnership;            )
                                )
               Defendants,      )
                                )
    -and-                       )
                                )
                                )
                                )
                                )
NATIONAL INCOME REALTY TRUST, a )
California business trust;      )
CONTINENTAL MORTGAGE AND EQUITY )
TRUST, a California business    )
trust, TRANSCONTINENTAL REALTY  )
INVESTORS, a California         )
business trust; and INCOME      )
OPPORTUNITY REALTY TRUST, a     )
California business trust;      )
                                )
          Nominal Defendants.   )
                                )
_______________________________ )


     This Second Amendment to the Modification of Stipulation of Settlement (the "Second Amendment") is made and entered into as of October 5, 2001, by and among
(i) Settlement Counsel; (ii) Transcontinental Realty Investors, Inc. ("TRI") and Income Opportunity Realty Investors, Inc. ("IORI") (collectively referred to as the "Dallas Trusts"), and (iii) Gene E. Phillips ("Phillips"), Basic Capital Management, Inc. ("BCM"), American Realty Investors, Inc. ("ARI"), the parent corporation of American Realty Trust, Inc. ("ART") (collectively referred to as the "Settling Defendants").
///
///


SECOND AMENDMENT TO THE MODIFICATION OF STIPULATION OF SETTLEMENT

                                FACTUAL RECITALS

     A. On or about April 27, 1994, the parties to this Second Amendment, along with others, executed the Modification of Stipulation of Settlement (the "Modification"). The Modification amended a Stipulation of Settlement (the "Stipulation"), previously executed on or about February 21, 1990, which settled all of the claims asserted in an amended complaint filed on or about February 26, 1990, in the above-captioned action.

     B. As of January 9, 1997, the parties to this Second Amendment, along with others, entered the Amendment to the Modification of Stipulation of Settlement (the "Amendment"), settling disputes which had arisen over compliance with the Modification.

     C. On or about May 24, 1999, Settlement Counsel filed a request with the court presiding over this action (the "District Court") to exercise its retained jurisdiction in accordance with Paragraph B.(17) of the Modification. In essence, Settlement Counsel asserted that certain of the defendants who were parties to the Modification had breached the terms of Paragraphs D.(4) thereof, which provision directs the Boards of Directors of the Dallas Trusts to retain a compensation consultant to evaluate the fairness of the contracts between BCM and its affiliates and the Dallas Trusts, including, but not limited to, the fairness to the Dallas Trusts of such contracts relative to other means of administration.

     D. On June 30, 2000, Settlement Counsel filed an amended request that the District Court exercise its retained jurisdiction, contending that two loans, totaling $12 million, made

SECOND AMENDMENT TO THE MODIFICATION OF STIPULATION OF SETTLEMENT by TRI to BCM and ART to satisfy margin calls relative to stock owned by BCM and ART (the "Loans") were contrary to the provisions of Paragraph B.(7) of the Modification, which prohibit the use of the funds and assets of the Dallas Trusts to satisfy certain types of claims asserted against Phillips and/or his affiliates. The Loans have been repaid with interest.

     E. On August 31, 2000, and by subsequent order dated September 5, 2000, the District Court issued an order finding, inter alia, that it had jurisdiction to entertain Settlement Counsel's claim that the Loans violated the Modification. Presently, Settlement Counsel's request relative to the evaluation of contracts by a compensation consultant remains pending in the District Court.

     F. On October 24, 2000, the Dallas Trusts appealed the District Court's August 31, 2000 order to the United States Court of Appeals for the Ninth Circuit (the ""Appeals Court"), contending, inter alia, that the Modification had expired and that the District Court lacked jurisdiction to entertain Settlement Counsel's assertions respecting the Loans (the "Appeal").

     G. The parties hereto acknowledge that further and substantial expense and time will be necessary to litigate the matters raised by Settlement Counsel's pending requests that the District Court exercise its retained jurisdiction. The parties desire to compromise, settle and discharge all claims arising from such matters and to finally put an end to this litigation in order to avoid the anticipated expense, inconvenience, distraction, and risk of further legal proceedings.


SECOND AMENDMENT TO THE MODIFICATION OF STIPULATION OF SETTLEMENT

         H. To that end, Settlement Counsel and the Settling Defendants have engaged in extensive arms' length negotiations over the matters set forth below, and Settlement Counsel has been assisted in that process by a reputable real estate valuation and consulting firm.

         NOW, THEREFORE, the parties hereto agree that, as of the Effective Date, all of their prior settlement agreements made and entered into in this action, including those embodied in the Stipulation, the Modification and the Amendment, be and hereby are supplanted and replaced in their entirety as follows:

     A. DEFINITIONS

         As used in this Second Amendment, the following terms, in addition to those defined elsewhere herein, shall have the meanings specified below:

         1. "Directors" or "Boards of Directors" means the persons presently acting as directors and/or trustees of TRI and IORI, i.e., Ted P. Stokely, Edward G. Zampa, R. Douglas Leonhard, and Martin L. White, and any other person who acted in such a capacity at any time since the execution of the Amendment, i.e., Larry E. Harley, Edward L. Tixier, Murray Shaw and Richard W. Douglas.

         2. "Effective Date" is the date on which the settlement embodied in this Second Amendment becomes "effective," which is the date on which the District Court's judgment approving the settlement herein contained, substantially in the form of Exhibit A hereto (the "Final Judgment"), becomes final, i.e., the date of the final affirmance on appeal, the expiration of the time for



SECOND AMENDMENT TO THE MODIFICATION OF STIPULATION OF SETTLEMENT petitions for writs of certiorari to the Supreme Court of the United States and, if certiorari be granted, the date of final affirmance following review pursuant to that grant; or the final dismissal of any appeal or proceedings on certiorari to the Supreme Court of the United States; or the expiration, in the absence of the filing or noticing of any appeal or petition for a writ of certiorari to the Supreme Court of the United States, of the time to appeal or petition from the District Court's judgment.

         3. "Escrow Agent" means the Law Offices of George Donaldson.

         4. "Final Judgment" means the judgment to be entered approving the proposed settlement contemplated herein and dismissing this action with prejudice, as set forth in Section D. below and substantially in the form of Exhibit A hereto.

         5. "Freeze-Out Merger" means a transaction whereby a target entity is merged with another entity, the target entity's shares are purchased, and no shareholders in the target entity remain upon completion of the merger other than the acquiring entity.

         6. "Person" means any individual, corporation, partnership, limited partnership, association, joint stock company, estate, legal representative, trust, unincorporated organization, and any other type of legal entity and their heirs, successors, or assigns.

         7. "Released Parties" means collectively the Settling Defendants, the Directors, IORI, TRI and his or its respective predecessors and successors, parents, subsidiaries, affiliates, and


SECOND AMENDMENT TO THE MODIFICATION OF STIPULATION OF SETTLEMENT all their present and former partners, principals, officers, directors, employees, agents, attorneys, assigns, representatives, heirs, executors, members of the immediate family, and administrators who are or ever may become liable with respect to the Settled Claims.

         8. "Settled Claims" means any and all claims, actions or causes of action of whatever nature, character or description, whether known, unknown, suspected or unsuspected, that could or do arise out of or are or could be in any way based on, connected with or related to any alleged breach of the Stipulation, the Modification, the Amendment or to any of the matters raised in Settlement Counsel's requests that the District Court exercise its retained jurisdiction, as described above, including the Directors' alleged failure to obtain a compensation consultant's report and the Loans.

         9. "Settlement Counsel" means the Law Offices of George Donaldson, 350 California Street, Suite 1750, San Francisco, California 94104.

         10. "Settlement Shareholders" means all owners of shares of the common stock or of rights to acquire the common stock, if any, of TRI and/or IORI on the date when the Freeze-Out Mergers become effective who did not exercise applicable rights of dissent and who are not affiliated with the Released Parties.

         11. "Tender Offer" means an offer to purchase all of the outstanding shares of the subject entity.


SECOND AMENDMENT TO THE MODIFICATION OF STIPULATION OF SETTLEMENT

     B.   SETTLEMENT TERMS

          1. Through the mechanism of a Freeze-Out Merger, Income Opportunity Acquisition Corporation ("IOAC"), a subsidiary of ARI, shall be merged into IORI pursuant to which all shares of IORI's common stock held by persons not affiliated with the Released Parties shall be purchased, directly or indirectly, by ARI at $19 per share in cash or, at the affirmative election of such persons, in Series H Preferred Stock of ARI in an amount having a liquidation value of $21.50 in exchange for each share of IORI common stock. In connection with such Freeze-Out Merger, all of the shares of IORI that are held by the Released Parties shall be exchanged for Series H Preferred Stock in an amount having a liquidation value of $21.50 in exchange for each share of IORI common stock.

          2. Through the mechanism of a Freeze-Out Merger, Transcontinental Realty Acquisition Corporation ("TRAC"), a subsidiary of ARI, shall be merged into TRI pursuant to which all shares of TRI's common stock held by persons not affiliated with the Released Parties shall be purchased, directly or indirectly, by ARI at $17.50 per share in cash or, at the affirmative election of such persons, in Series G Preferred Stock of ARI in an amount having a liquidation value of $20 per share in exchange for each share of TRI common stock. In connection with such Freeze-Out Merger, all of the shares of TRI that are held by the Released Parties shall be exchanged for Series G Preferred Stock in an amount having a liquidation value of $20 in exchange for each share of TRI common stock.


SECOND AMENDMENT TO THE MODIFICATION OF STIPULATION OF SETTLEMENT

         3. The rights, preferences and privileges of the Series H Preferred Stock shall be those set forth in Exhibit B hereto. The rights, preferences and privileges of the Series G Stock shall be those set forth in Exhibit C hereto.

         4. The purchase prices and the liquidation values stated in Paragraphs B.1. and 2. above shall be reduced by all cash dividends declared and paid by each of IORI and TRI after January 2, 2002.

         5. The cash consideration to be paid to persons not affiliated with the Released Parties in connection with the Freeze-Out Mergers described in Paragraphs B.1. and 2. above shall be guaranteed by and become an obligation of the Settling Defendants.

         6. The Freeze-Out Mergers described in Paragraphs B.1. and 2. above shall occur as soon as practicable after the satisfaction of each of the following conditions:

         (a) the entry of a Final Judgment, substantially in the form of Exhibit A hereto, dismissing this action with prejudice with a finding that, in light of the Freeze-Out Mergers and the related offers to purchase, the proposed settlement herein provided is fair, reasonable and adequate within the meaning of Federal Rule 23.1, as contemplated by Section C hereof;

         (b)  the occurrence of an Effective Date;

         (c) receipt of all necessary regulatory approvals with respect to the offers to purchase, including any required review of proxy solicitation materials and registration statements by the Securities and Exchange Commission (the "SEC"); and

         (d)  approval of the respective Freeze-Out Merger and

SECOND AMENDMENT TO THE MODIFICATION OF STIPULATION OF SETTLEMENT related offer to purchase by a majority of the shareholders of TRI and/or IORI who are unaffiliated with any of the Settling Defendants.

     7. In order to effectuate the Freeze-Out Mergers, the Settling Defendants shall timely perform each of the following acts:

     (a) On or before November 30, 2001, which date may be reasonably extended, if necessary, the Board of Directors of TRI and IORI, at the Settling Defendants' expense, shall obtain a fairness opinion from a reputable investment banking firm opining that the consideration to be paid to the unaffiliated shareholders of TRI and IORI in each respective Freeze-Out Merger or, alternatively, in the Tender Offers described in Paragraphs B.8. and 9. below is fair from a financial point of view.

     (b) Upon entry of the Court's order preliminarily approving the proposed settlement (the "Preliminary Approval Order"), as described in Section C below, the Settling Defendants shall deposit $1 million with the Escrow Agent (the "Good Faith Deposit"). In accordance with the Escrow Agency Agreement attached hereto as Exhibit D, the Good Faith Deposit shall be held by the Escrow Agent at least until each Freeze-Out Merger is effective and complete or, alternatively, until an uncured default occurs, as specified in Paragraph B.8. below. Upon occurrence of a default, the Good Faith Deposit shall be available to Settlement Counsel to pay all reasonable costs and fees necessary to compel the payment of the liquidated damages stipulated in Paragraph B.8. below. Subject to Paragraph G.2. below, when the Freeze-Out Mergers have

SECOND AMENDMENT TO THE MODIFICATION OF STIPULATION OF SETTLEMENT been completed, or, alternatively, when the Tender Offers have been completed without the occurrence of any uncured default, the Good Faith Deposit, plus all interest earned thereon, shall be returned to the Settling Defendants. Subject to paragraph G.2. below, should an uncured default have occurred and been later fully remedied, the Good Faith Deposit, less all reasonable fees and expenses drawn by or awarded Settlement Counsel, shall be returned to the Settling Defendants.

     (c) As soon as practicable after entry of the Preliminary Approval Order, ARI, TRI and IORI shall file proxy solicitation materials with the SEC seeking shareholder approval of the contemplated transactions. The proxy solicitation materials shall include Freeze-Out Merger agreements which provide, inter alia, that:

          (i) IORI shall be acquired by ARI and IOAC shall be merged into IORI and all Settlement Shareholders holding shares of IORI, subject to paragraph B.5. above, shall receive $19.00 cash in exchange for each such share, or, if such persons affirmatively so elect, ARI preferred stock in an amount having a liquidation value of $21.50 per share in exchange for each share of IORI common stock; and

          (ii) TRI shall be acquired by ARI and TRAC shall be merged into TRI and all Settlement Shareholders holding shares of the common stock of TRI


SECOND AMENDMENT TO THE MODIFICATION OF STIPULATION OF SETTLEMENT
               shall, subject to Paragraph B.5. above, receive $17.50 cash in exchange for each such share, or, if such persons affirmatively so elect, ARI preferred stock in an amount having a liquidation value of $20.00 per share in exchange for each share of TRI common stock.


          8. Should ARI, TRI and IORI fail to complete the SEC review process relative to the proxy solicitation materials with respect to each Freeze-Out Merger prior to March 31, 2002, which may be reasonably extended by consent of Settlement Counsel, the Settling Defendants shall be in default and liable for liquidated damages equal to $5.00 for each share of TRI and IORI common stock held by the owners thereof, except that, within thirty (30) days of the occurrence of such default, the Settling Defendants may cure the default by filing Tender Offers for all of the shares of IORI and TRI held by the Settlement Shareholders, provided such Tender Offers have with respect to the cash option the same or better economic terms and conditions as the Freeze-Out Merger to which they relate, except that no dissenting holder shall be required to surrender his or her shares in the Tender Offers and the approval of the SEC shall not be required with respect to the Tender Offers. If the Tender Offers are substantially completed within one hundred and twenty (120) days following their distribution and public announcement, the Settling Defendants shall be deemed to have complied in all respects with this Second Amendment.


SECOND AMENDMENT TO THE MODIFICATION OF STIPULATION OF SETTLEMENT

     9. Should the proxy solicitation materials with respect to each Freeze-Out Merger become effective, and thereafter should the voting shareholders of either of IORI or TRI who are unaffiliated with the Settling Defendants reject the proposed Freeze-Out Merger, then the Settling Defendants shall make a Tender Offer with respect to the rejecting entity on the same terms described in Paragraph B.8. above, and, in that event, the Settling Defendants shall have fully performed their obligations under this Second Amendment as to such rejecting shareholders and shall have no further obligation to them under this Second Amendment.

     10. The Settling Defendants shall not acquire any additional shares of TRI and/or IORI not already owned by them as of October 5, 2001 until the expiration of ten (10) business days following publication of the Summary Notice, as provided in Paragraph C.6. below.

     11. In connection with the Freeze-Out Mergers or the Tender Offers, other than that necessary to obtain the requisite quorum for any vote of shareholders that is required hereunder, which may include retention of a proxy solicitation firm, the Released Parties shall not engage in any solicitation activity directed at Settlement Shareholders, including, without limitation, acts intended to have or having the effect of causing Settlement Shareholders to accept preferred stock rather than cash. The Settling Defendants shall cooperate with all reasonable requests of Settlement Counsel to insure compliance with the requirements of this paragraph.

     12. Immediately after execution of this Second


SECOND AMENDMENT TO THE MODIFICATION OF STIPULATION OF SETTLEMENT

Amendment, Settlement Counsel and counsel for the Dallas Trusts shall jointly request the Appeals Court to postpone oral argument until a date no earlier than February 28, 2002 unless the parties hereafter jointly inform the Appeals Court that the settlement has terminated and the Appeal should be placed back on the calendar for oral argument.

     C.   THE PRELIMINARY APPROVAL ORDER

          Promptly after execution of this Second Amendment, Settlement Counsel shall file this Second Amendment with the Clerk of the District Court and move the District Court for the entry of the Preliminary Approval Order, substantially in the form of Exhibit E hereto, providing for notice of and hearing on the proposed settlement. The Preliminary Approval Order shall specifically include provisions which:

          1. Preliminarily approve the proposed settlement embodied in this Second Amendment as being within the range of fairness and reasonableness;

          2. Approve a form of notice for mailing to the shareholders of the Dallas Trusts, substantially in the form of Exhibit F hereto (the "Settlement Notice"), that notifies such persons of the hearing on approval of the settlement and of their rights with respect thereto;

          3. Approve a form of summary notice of the hearing on the proposed settlement for publication to the shareholders of the Dallas Trusts, substantially in the form of Exhibit G hereto (the "Summary Notice");

          4. Relieve Gene E. Phillips and A. Cal Rossi from the


SECOND AMENDMENT TO THE MODIFICATION OF STIPULATION OF SETTLEMENT restrictions on involvement in the affairs of TRI and IORI, as provided in the Court's Order of July 21, 2000, to the extent necessary to accomplish the purposes hereto;

     5. Direct the Dallas Trusts, at the Settling Defendants' expense, to mail or cause to be mailed the Settlement Notice to those shareholders of the Dallas Trusts who can be identified through reasonable effort;

     6. Direct Settlement Counsel, at the Settling Defendants' expense, to cause the Summary Notice to be published on one occasion in the national edition of The Wall Street Journal;

     7. Find that mailing and publication pursuant to Paragraphs C.5. and 6. above constitute the best notice practicable under the circumstances, including individual notice to all shareholders of the Dallas Trusts who can be identified through reasonable effort, are due and sufficient notice of the matters set forth in the Settlement Notice to all such persons, and fully satisfy the requirements of due process and Rule 23.1 of the Federal Rules of Civil Procedure;

     8. Schedule a hearing (the "Settlement Hearing") to determine whether the proposed settlement embodied in this Second Amendment should be finally approved as fair, reasonable and adequate and whether an order approving the settlement should be entered thereon; and

     9. Provide that any objections to the proposed settlement shall be heard and any papers submitted in support of said objections shall be received and considered by the District Court at the Settlement Hearing (unless, in its discretion, the

SECOND AMENDMENT TO THE MODIFICATION OF STIPULATION OF SETTLEMENT

District Court shall otherwise direct) only if, on or before a date to be specified in the Preliminary Approval Order, persons making objections shall file notice of their intention to appear and copies of any papers in support of their position with Clerk of the District Court and serve such notice and papers on counsel to the parties this Second Amendment.

     D.  JUDGMENT TO BE ENTERED BY THE DISTRICT COURT APPROVING THE SETTLEMENT

         Upon approval by the District Court of the settlement, as herein contemplated, the Final Judgment shall be entered, substantially in the form of Exhibit A hereto, which shall:

         1. Approve the settlement embodied in this Second Amendment as fair, reasonable and adequate to the Dallas Trusts and their shareholders within the meaning of Federal Rule 23.1;

         2. Adjudge that the Dallas Trusts and the shareholders of the Dallas Trusts, in their derivative capacity, shall be deemed conclusively to have released the Settled Claims against the Released Parties;

         3. Bar and permanently enjoin the Dallas Trusts, and their shareholders in a derivative capacity, from prosecuting the Settled Claims against the Released Parties; and

         4. Reserve jurisdiction, without affecting the finality of the Final Judgment entered, only over: (a) implementation of the settlement embodied in this Second Amendment; (b) any hearing and/or determination on the applications of Settlement counsel for an award of attorneys' fees and expenses; and (c) enforcing and administering this Second Amendment. Upon the Effective Date, the terms of this Second Amendment shall supersede and extinguish any



SECOND AMENDMENT TO THE MODIFICATION OF STIPULATION OF SETTLEMENT and all prior agreements between the parties. By acknowledging the Court's jurisdiction to approve this Second Amendment, the Dallas Trusts and the Settling Defendants do not in any way waive their position that the Court does not have any continuing jurisdiction to enforce or otherwise interpret the previous agreements between the parties, including the Stipulation, the Modification and the Amendment.

     E.  CONDITIONS OF SETTLEMENT

         1. This Second Amendment shall be effective only on the condition that all of the following events occur:

          (a)  The District Court enters the Preliminary Approval Order;

          (b)  The District Court enters the Final Judgment; and

          (c)  There is an Effective Date.

         2. Upon the occurrence of all of the events referenced in Paragraph
E.1. above, the Dallas Trusts and the named plaintiffs to this action (a) are deemed to dismiss this action with prejudice; (b) acknowledge full and complete satisfaction of, and do hereby fully, finally and forever settle, release and discharge the Settled Claims with respect to the Released Parties; (c) do hereby further acknowledge that he, she or it is aware that he, she or it may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of this release, but that it is his, her or its intention to, and he, she or it does hereby, fully, finally, and forever settle, release and discharge all claims





SECOND AMENDMENT TO THE MODIFICATION OF STIPULATION OF SETTLEMENT referenced in this Paragraph E.2. without regard to the subsequent discovery or existence of such different or additional facts.

         3.   Upon the occurrence of all of the events referenced in Paragraph
E.1. above, the Dallas Trusts shall dismiss the Appeal with prejudice.

         4. Notwithstanding the foregoing, nothing herein other than the events specified in Section F. below shall relieve the Settling Defendants from performing any of their respective obligations under this Second Amendment.

     F.  EFFECT OF DISAPPROVAL, CANCELLATION OR TERMINATION

         1. If the District Court does not enter the Final Judgment or if the District Court enters the Final Judgment and appellate review is sought and on such review such judgment is materially modified or reversed, then this Second Amendment shall not be cancelled and terminated if all parties to this Second Amendment who are adversely affected thereby, within thirty (30) days from the date of mailing of such ruling to such parties, provide written notice to all other parties hereto of their intent to proceed with this Second Amendment. Such notice may be provided on behalf of each party to this Second Amendment by his or its counsel.

         2. If the Effective Date does not occur, or if this Second Amendment is terminated or cancelled pursuant to its terms, the parties to this Second Amendment shall be deemed to have reverted to their respective status as of the date and time immediately prior to the execution of this Second Amendment, and they shall proceed in all respects as if this Second Amendment had



SECOND AMENDMENT TO THE MODIFICATION OF STIPULATION OF SETTLEMENT not been executed.

     G.   ATTORNEYS' FEES AND EXPENSES

          1. The parties shall use their best efforts to agree on a reasonable award of attorneys' fees and expenses to Settlement Counsel for its services in connection with the matters leading up to this Second Amendment, in which event Settlement Counsel shall apply to the District Court for an award that does not exceed the agreed-upon amount. Should the parties be unable to agree, Settlement Counsel shall move the District Court for an award of attorneys' fees and expenses in whatever amount it deems appropriate, and the Settling Defendants shall respond to any such request in whatever manner they deem appropriate. In either event, the Settling Defendants shall be obligated to and shall pay the award of attorneys' fees and expenses approved by the District Court no later than five (5) days after the Effective Date.

          2. If and to the extent not previously distributed pursuant to the terms hereof, the Good Faith Deposit shall remain in escrow until all fees and reimbursable expenses have been disbursed and shall serve as security therefor.

     H.   MISCELLANEOUS PROVISIONS

          1. The parties hereto agree to cooperate to the extent necessary to effectuate all terms and conditions of this Second Amendment.

          2. All of the exhibits attached hereto are hereby incorporated by this reference as though fully set forth herein.

          3. This Second Amendment may be amended or modified only by a written instrument signed by all parties, their

SECOND AMENDMENT TO THE MODIFICATION OF STIPULATION OF SETTLEMENT successors-in-interest of their counsel of record.

          4. This Second Amendment and the exhibits attached hereto constitute the entire agreement among the parties hereto and no representations, warranties or inducements have been made to any party concerning this Second Amendment or its exhibits other than the representations, warranties and covenants contained and memorialized in such documents.

          5. Settlement Counsel, on behalf of the named plaintiffs and the Dallas Trusts, is expressly authorized to take all appropriate action required or permitted to be taken by it pursuant to this Second Amendment to effectuate its terms and is also expressly authorized to enter into any modifications or amendments to this Second Amendment which they deem appropriate.

          6. Counsel for the Released Parties whose names appear on the signature pages are authorized to sign this Second Amendment on behalf of their respective clients.

          7. This Second Amendment may be executed in one or more counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument. Counsel for the parties to this Second Amendment shall exchange among themselves original signed counterparts and a complete set of original executed counterparts shall be filed with the District Court.

          8. This Second Amendment shall be binding upon, and inure to the benefit of, the successors and assigns of the parties hereto.

          9. All terms of this Second Amendment and the exhibits hereto shall be governed by and interpreted according to the laws

SECOND AMENDMENT TO THE MODIFICATION OF STIPULATION OF SETTLEMENT of the State of California.

     10. All parties shall use best efforts to perform all terms of this Second Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed, by their duly authorized attorneys, as of the date and year first above written.

Dated: October 17, 2001                   LAW OFFICES OF GEORGE DONALDSON
                                          350 California Street, Suite 1750
                                          San Francisco, CA 94104
                                          Telephone: (415) 394-8500


                                          By /s/ GEORGE DONALDSON
                                             ---------------------------------
                                             George Donaldson
                                          Settlement Counsel and Attorneys for
                                          the Plaintiffs

Dated: October 17, 2001                   COOLEY GODWARD LLP
                                          One Maritime Plaza, Suite 2000
                                          San Francisco, CA 94111
                                          Telephone: (415) 693-2000

                                          SIMON, WARNER & DOBY, L.L.P.
                                          1700 City Center Tower II
                                          301 Commerce Street
                                          Fort Worth, TX 76102
                                          Telephone: (817) 810-5250


                                          By /s/ HENRY W. SIMON, JR.
                                             ---------------------------------
                                             Henry W. Simon, Jr.
                                          Attorneys for Gene E. Phillips and
                                          Basic Capital Management, Inc.,
                                          American Realty Trust, Inc. and
                                          American Realty Investors, Inc.

SECOND AMENDMENT TO THE MODIFICATION OF STIPULATION OF SETTLEMENT

Dated: October 17, 2001                      HELLER EHRMAN WHITE & MCAULIFFE
                                             333 Bush Street, Suite 3000
                                             San Francisco, CA 94104-2878




                                             By    /s/ JESSICA S. PERS
                                               -----------------------------
                                                     Jessica S. Pers
                                             Attorneys for the Dallas Trusts



SECOND AMENDMENT TO THE MODIFICATION OF STIPULATION OF SETTLEMENT

                                                                       EXHIBIT A

LAW OFFICES OF GEORGE DONALDSON
GEORGE DONALDSON (79971)
DANIEL B. HARRIS (117230)
350 California Street, Suite 1750
San Francisco, CA 94104
Telephone: 415/394-8500

Settlement Counsel and
Attorneys for Plaintiffs




                          UNITED STATES DISTRICT COURT

                    FOR THE NORTHERN DISTRICT OF CALIFORNIA

JACK OLIVE, JONATHAN NOBLE,                  )   Case No. C 89 4331 MHP
M.D., JOHN P. PEDJOE AND                     )
ALLSOP, INC. PROFIT SHARING                  )   DERIVATIVE ACTION
PLAN & TRUST, on behalf of                   )
themselves and all                           )   FINAL JUDGMENT AND ORDER OF
others similarly situated and                )   DISMISSAL
derivatively on behalf of                    )   ---------------------------
NATIONAL INCOME REALTY TRUST,                )
a California business trust,                 )
CONTINENTAL MORTGAGE AND EQUITY              )
TRUST, a California business                 )
trust, TRANSCONTINENTAL REALTY               )
INVESTORS, a California                      )
business trust, and INCOME                   )
OPPORTUNITY REALTY TRUST, a                  )
California business trust,                   )

                                 Plaintiffs, )
                                             )
         vs.                                 )
                                             )
GENE E. PHILLIPS; WILLIAM S.                 )
FRIEDMAN; RICHARD N. LAPP;                   )
MICHAEL E. SMITH; WILLIE K.                  )
DAVIS; RAYMOND V. J. SCHRAG;                 )
RANDALL K. GONZALEZ; JAMES W.                )
HAMMOND, JR.; NATIONAL REALTY                )
ADVISORS, INC., a Texas                      )
corporation; NATIONAL REALTY, L.P.,          )
                                             )
       --  caption continues  --             )
                                             )
---------------------------------------------

FINAL JUDGMENT AND ORDER OF DISMISSAL
a Delaware limited partnership;         )
AMERICAN REALTY TRUST, INC., a          )
Georgia corporation; NATIONAL           )
OPERATING L.P., a Delaware              )
limited partnership;                    )
                                        )
                         Defendants,    )
                                        )
     -and-                              )
                                        )
NATIONAL INCOME REALTY TRUST, a         )
California business trust;              )
CONTINENTAL MORTGAGE AND EQUITY         )
TRUST, a California business            )
trust; TRANSCONTINENTAL REALTY          )
INVESTORS, a California                 )
business trust; and INCOME              )
OPPORTUNITY REALTY TRUST, a             )
California business trust;              )
                                        )
               Nominal Defendants.      )
                                        )
--------------------------------------- )

     This matter came before the Court on the motion of Settlement Counsel, on behalf of the Dallas Trusts, as those terms are defined in the Second Amendment to the Modification of Stipulation of Settlement, dated as of October 5, 2001 (the "Second Amendment"), for approval of a settlement in this action, as embodied in the Second Amendment. The Court, having considered all papers filed in connection with said motion and good cause appearing therefor, hereby ORDERS, ADJUDGES AND DECREES as follows:

     1. This Court has jurisdiction over the subject matter and parties to these actions and over all parties to the Second Amendment. By acknowledging the Court's jurisdiction over the subject matter of the Second Amendment, the Settling Defendants and the Dallas Trusts do not acknowledge the jurisdiction of the Court to do anything other than enter this Final Judgment and Order of


FINAL JUDGMENT AND ORDER OF DISMISSAL

Dismissal and this will not be deemed to be a waiver of their objection to the Court's exercise of jurisdiction over the Settling Defendants or the Dallas Trusts arising from any of the previous settlement agreements in this action.

     2. This Court hereby finally approves the settlement embodied in the Second Amendment and finds that said settlement is fair, reasonable and adequate to the Dallas Trusts, as defined in the Second Amendment, and their shareholders.

     3. The Court hereby dismisses, with prejudice and without costs to any party as against any other, except as provided in the Second Amendment, this action and any and all claims, actions, or causes of actions alleged by the plaintiffs, on behalf of the Dallas Trusts, in the above-captioned action against Gene E. Phillips, Basic Capital Management, Inc., American Realty Investors, Inc., American Realty Trust, Inc., Ted P. Stokely, Edward G. Zampa, R. Douglas Leonhard, Martin L. White, Larry E. Harley, Murray Shaw and Richard W. Douglas (collectively referred to herein as the "Released Defendants").

     4. The Dallas Trusts and all persons claiming to represent such Trusts in any agency or derivative capacity shall be deemed conclusively to have released and are hereby permanently barred and enjoined from prosecuting against the Released Defendants, including, without limitation, his or its respective predecessors and successors, parents, subsidiaries, affiliates and all their present and former partners, principals, officers, directors, employees, agents, attorneys, assigns, representatives, heirs, executors and administrators, any and all claims, actions,

FINAL JUDGMENT AND ORDER OF DISMISSAL
or causes of action of whatever nature, character or description, whether known, unknown, suspected or unsuspected, that could or do arise out of or are or could be in any way based on, connected with or related to any alleged breach of the Stipulation, the Modification, or the Amendment, as those terms are defined in the Second Amendment, or to any of the matters raised in Settlement Counsel's requests that the District Court exercise its retained jurisdiction, including, as described in the Second Amendment, the alleged failure by certain of the defendants to obtain a compensation consultant's report and the defendants' conduct respecting the Loans.

         5. Notwithstanding the foregoing, nothing herein shall relieve any party the Second Amendment from liability for failing to abide by the terms and obligations imposed by the Second Amendment.

         6. The notice given to the shareholders of the Dallas Trusts of the settlement set forth in the Second Amendment, as required by this Court's Order Preliminarily Approving Proposed Derivative Action Settlement, entered on October ___, 2001, was the best notice practicable under the circumstances, including individual notice to all shareholders of the Dallas Trusts who could be identified through reasonable effort. Said notice provided due and sufficient notice of the proceedings regarding final approval of the settlement, including the terms of the proposed settlement set forth in the Second Amendment, to all persons entitled to such notice, and said notice fully satisfies the requirements of due process and Federal Rule 23.1.


FINAL JUDGMENT AND ORDER OF DISMISSAL

     7. Without affecting the finality of this judgment, the Court hereby reserves jurisdiction over only (a) enforcement and administration of the Second Amendment; and (b) any hearing on and determination of the applications for attorneys' fees, costs, interest and expenses in this action.

Dated:


                                          -------------------------------------
                                          The Honorable Marilyn Hall Patel
                                          United States District Court Judge

APPROVED AS TO FORM AND CONTENT:

Dated: October   , 2001                   COOLEY GODWARD LLP
               --                         One Maritime Plaza, Suite 2000
                                          San Francisco, CA 94111
                                          Telephone: (415) 693-2000

                                          SIMON, WARNER & DOBY, L.L.P.
                                          1700 City Center Tower II
                                          301 Commerce Street
                                          Fort Worth, TX 76102
                                          Telephone: (817) 810-5250




                                          By /s/ HENRY W. SIMON, JR.
                                             -----------------------------------
                                          Attorneys for Gene E. Phillips, Basic
                                          Capital Management, Inc., American
                                          Realty Trust, Inc. and American Realty
                                          Investors, Inc.

Dated: October 18, 2001                   HELLER EHRMAN WHITE & MCAULIFFE
                                          333 Bush Street, Suite 3000
                                          San Francisco, CA 94104-2878



                                          By /s/ JESSICA S. PERS
                                             -----------------------------------
                                             Jessica S. Pers
                                          Attorneys for the Dallas Trusts




FINAL JUDGMENT AND ORDER OF DISMISSAL

     7. Without affecting the finality of this judgment, the Court hereby reserves jurisdiction over only (a) enforcement and administration of the Second Amendment; and (b) any hearing on and determination of the applications for attorneys' fees, costs, interest and expenses in this action.

Dated:

                                        -------------------------------------
                                        The Honorable Marilyn Hall Patel
                                        United States District Court Judge

APPROVED AS TO FORM AND CONTENT:

Dated: October __, 2001                 COOLEY GODWARD LLP
                                        One Maritime Plaza, Suite 2000
                                        San Francisco, CA 94111
                                        Telephone: (415) 693-2000

                                        SIMON, WARNER & DOBY, L.L.P.
                                        1700 City Center Tower II
                                        301 Commerce Street
                                        Fort Worth, TX 76102
                                        Telephone: (817) 810-5250


                                        By
                                          -----------------------------------
                                          Henry W. Simon, Jr.
                                        Attorneys for Gene E. Phillips, Basic
                                        Capital Management, Inc., American
                                        Realty Trust, Inc. and American Realty
                                        Investors, Inc.

Dated: October 18, 2001                 HELLER EHRMAN WHITE & MCAULIFFE
                                        333 Bush Street, Suite 3000
                                        San Francisco, CA 94104-2878


                                        By
                                          -----------------------------------
                                          Jessica S. Pers
                                        Attorneys for the Dallas Trusts




FINAL JUDGMENT AND ORDER OF DISMISSAL

                                                                       EXHIBIT B

                                                                       EXHIBIT B

                        AMERICAN REALTY INVESTORS, INC.

                SERIES H CUMULATIVE CONVERTIBLE PREFERRED STOCK
                          ("SERIES H PREFERRED STOCK")

ISSUANCE:

     Series H Preferred Stock will be issued in exchange for shares of IORI common stock if a IORI stockholder elects to receive stock in lieu of a cash payment.

EXCHANGE RATIO:  ONE-FOR-ONE

     The Series H Preferred Stock will have a liquidation value of $21.50 per share. The IORI shareholder will receive a number of Series H shares equal to the number of IORI shares exchanged.

EXCHANGE EXAMPLE:

     Submit -- 100 IORI shares at $19.00 each = $1,900.00
     Receive -- 100 Series H Shares at $21.50 each = $2,150.00

                    DESCRIPTION OF SERIES H PREFERRED STOCK

Par Value:          $2.00 per share
Liquidation Value:  $21.50 per share
Number Authorized:  1,030,000 shares
Dividend Rate:      10% per annum, payable quarterly in arrears from date of
                    issuance
Voting Rights:      The Series H shares will have the voting rights required by the NYSE, the same as the ARI Series A shares.
Conversion Rights:  For a six month period commencing on the first anniversary of the date of acquisition of IORI by ARI, the Series H
                    Shares may be converted into shares of ARI common stock.
                    Each Series H share will be convertible into shares of ARI common stock on an exchange ratio which will provide for a number of shares of ARI common stock with an underlying
                    asset value equal to the underlying asset value of one share of IORI common stock at the time of the merger. This ratio will be set by the investment banker that provides the
                    fairness opinion.
Redemption Rights:  None by holder. Redeemable by ARI at any time for 100% of the liquidation value plus any accrued but unpaid dividends.
Listing:            If there are an adequate number of Series H shareholders and
                    Series H shares issued, an application will be made to list the Series H shares on the NYSE.

                                                                       EXHIBIT C

                                                                       EXHIBIT C

                        AMERICAN REALTY INVESTORS, INC.

                SERIES G CUMULATIVE CONVERTIBLE PREFERRED STOCK
                          ("SERIES G PREFERRED STOCK")

ISSUANCE:

     Series G Preferred Stock will be issued in exchange for shares of TRI common stock if a TRI stockholder elects to receive stock in lieu of a cash payment.

EXCHANGE RATIO:  ONE-FOR-ONE

     The Series G Preferred Stock will have a liquidation value of $20.00 per share. The TRI shareholder will receive a number of Series G shares equal to the number of TRI shares exchanged.

EXCHANGE EXAMPLE:

     Submit -- 100 TRI shares at $17.50 each = $1,750.00
     Receive -- 100 Series G Shares at $20.00 each = $2,000.00

                    DESCRIPTION OF SERIES G PREFERRED STOCK

Par Value:          $2.00 per share
Liquidation Value:  $20.00 per share
Number Authorized:  4,050,000 shares
Dividend Rate:      10% per annum, payable quarterly in arrears from date of
                    issuance
Voting Rights:      The Series G shares will have the voting rights required by the NYSE, the same as the ARI Series A shares.
Conversion Rights:  For a six month period commencing on the first anniversary of the date of acquisition of TRI by ARI, the Series G
                    Shares may be converted into shares of ARI common stock.
                    Each Series G share will be convertible into shares of ARI common stock on an exchange ratio which will provide for a number of shares of ARI common stock with an underlying
                    asset value equal to the underlying asset value of one share of TRI common stock at the time of the merger. This ratio
                    will be set by the investment banker that provides the
                    fairness opinion.
Redemption Rights:  None by holder. Redeemable by ARI at any time for 100% of the liquidation value plus any accrued but unpaid dividends.
Listing:            If there are an adequate number of Series G shareholders and
                    Series G shares issued, an application will be made to list the Series G shares on the NYSE.

                                        1